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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                FORM 8-K/A

                    AMENDMENT TO APPLICATION OR REPORT
               Filed Pursuant to Section 13 or 15(d) of the
                      SECURITIES EXCHANGE ACT OF 1934




                             SUN COMPANY, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

                              AMENDMENT NO. 1

     The undersigned registrant hereby amends Item 7 -- Financial
Statements and Exhibits of its Current Report on Form 8-K dated
September 11, 1995 as set forth in the pages attached hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



     SUN COMPANY, INC.


BY   s/Thomas W. Hofmann
     Thomas W. Hofmann
     Comptroller
     (Principal Accounting Officer)

DATE September 26, 1995

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Item 7.   Financial Statements and Exhibits.
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     The letter from Coopers & Lybrand L.L.P. (the former auditors)
included as Exhibit 16 to the Current Report on Form 8-K dated
September 11, 1995 is hereby amended to state that the former auditors also agree with the statements in the first paragraph of Item 4 -- Changes in Registrant's Certifying Accountant which pertain to them.